UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2017

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1000 Louisiana St., Suite 6700
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.

Halcón Resources Corporation (the “Company”) held its annual meeting of stockholders on May 4, 2017 and the Company’s stockholders voted on four proposals.

The first proposal was the election of two individuals to serve as Class A directors of the Company until the 2020 annual meeting of stockholders. The election of the two directors was approved as follows:

Proposal 1 —
Nominees for Directors	Votes For	Withheld	Broker Non-Votes
Floyd C. Wilson	66,312,175	3,805,361	7,804,278
Thomas R. Fuller	66,281,541	3,835,995	7,804,278

The Company’s continuing directors after the meeting include William J. Campbell, James W. Christmas, Michael L. Clark, Darryl L. Schall, Ronald D. Scott, Eric G. Takaha and Nathan W. Walton.

The second proposal was the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved as follows:

			Broker Non-
Proposal 2	Votes For	Votes Against	Votes	Abstentions
Advisory vote on executive compensation	58,097,545	11,495,237	7,804,278	524,754

The third proposal was a non-binding advisory vote on the stockholders’ preference as to how frequently the Company should seek future advisory votes on the compensation of the Company’s named executive officers. The frequency on which the Company should seek future advisory votes on the compensation of the Company’s named executive officers was approved as follows:

Proposal 3	1 Year	2 Years	3 Years	Abstentions
Frequency of advisory vote on executive compensation	13,033,387	21,294	56,419,896	642,959

Based upon the results of the stockholder vote on Proposal 3, the Company intends to submit to its stockholders a non-binding advisory vote on executive compensation at its annual meeting every three years until the next advisory vote on the frequency of stockholder voting on executive compensation.

The fourth proposal was the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017. The ratification of the appointment of Deloitte & Touche LLP was approved as follows:

Proposal 4	Votes For	Votes Against	Abstentions
Ratification of Deloitte & Touche LLP	67,272,188	10,494,015	155,611

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

May 4, 2017	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer